                                                                    Exhibit 99.3



                        RECONSTITUTED SERVICING AGREEMENT

                         Luminent Mortgage Trust 2006-7


     This Reconstituted Servicing Agreement, dated as of December 27, 2006 (this "Agreement"), is by and among AMERICAN HOME MORTGAGE SERVICING, INC. ("American Home" or the "Servicer"), LARES ASSET SECURITIZATION, INC. ("Lares" or the "Depositor"), MAIA MORTGAGE FINANCE STATUTORY TRUST ("Maia" or the "Seller") and WELLS FARGO BANK, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                                    RECITALS

     WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit Two hereto (the "Serviced Loans") to the Depositor, and the Depositor in turn has conveyed the Serviced Loans to the Trustee, all pursuant to a pooling agreement, dated as of December 1, 2006 (the "Pooling Agreement"), among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

     WHEREAS, the Serviced Loans are currently being serviced by the Servicer for the Seller pursuant to a Servicing Agreement, dated as of November 1, 2006 (the "Servicing Agreement"), between Barclays Bank PLC as Purchaser and the Servicer as servicer, a copy of which is annexed hereto as Exhibit Three;

     WHEREAS, the Seller desires that the Servicer continue to service the Serviced Loans and the Servicer has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein;

     WHEREAS, Section 8.04 of the Servicing Agreement ("Assignment by Purchaser") provides that, subject to certain conditions set forth therein, the Purchaser may assign the Servicing Agreement with respect to some or all of the Mortgage Loans, and without limiting the foregoing, the Servicer has agreed in
Section 12.12 of the Servicing Agreement ("Cooperation of Servicer with a Reconstitution") to enter into additional documents, instruments or agreements as may be reasonably necessary in form and substance reasonably acceptable to the Servicer in connection with any Whole Loan Transfers or Securitization Transactions contemplated by the Purchaser pursuant to the Servicing Agreement;

     WHEREAS, the Seller and Servicer agree that (a) the transfer of the Serviced Loans from the Seller to the Depositor and from the Depositor to the Trustee pursuant to the Pooling Agreement constitutes a Securitization Transaction and (b) this Agreement shall constitute a Reconstitution Agreement (as defined in the Servicing Agreement) in connection with such Securitization Transaction that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling Agreement;

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default under the Servicing Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Capitalized terms used and not defined in this Agreement (including Exhibit One hereto) shall have the meanings ascribed to them in the Servicing Agreement.

                                   ARTICLE II

                                    SERVICING

     The Servicer agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Servicer under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit One hereto, and that the provisions of the Servicing Agreement (including any provisions therein modified by this Agreement), are and shall be a part of this Agreement to the same extent as if set forth herein in full.

                                  ARTICLE III

                               TRUST CUT-OFF DATE

     The parties hereto acknowledge that by operation of Section 3.01 to the Servicing Agreement ("Remittances"), the remittance on January 18, 2007 to be made to the Luminent Mortgage Trust 2006-7 Trust Fund (the "Trust Fund") is to include all principal collections due after December 1, 2006 (the "Trust Cut-off Date") and before January 1, 2007, plus interest thereon at the weighted average Mortgage Interest Rate collected during the Due Period immediately preceding January 18, 2007, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the first paragraph of Section 3.01 to the Servicing Agreement (as modified by this Agreement).

                                   ARTICLE IV

                                  SERVICING FEE

     The Servicing Fee rate for the Serviced Loans shall be equal to 0.375% per annum (the "Servicing Fee Rate"). The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer.

                                   ARTICLE V

              RECOGNITION OF THE MASTER SERVICER AND THE TRUST FUND

     (a) From and after the date hereof, the Servicer, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce the Servicer's obligation to service the Serviced Loans in accordance with the provisions of this Agreement. The Servicer shall recognize the Trust Fund as the owner of the Serviced Loans, and the Servicer will service the Serviced Loans for the Trust Fund as if the Trust Fund and the Servicer had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of this Agreement. The Master Servicer and the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling Agreement) as the Purchaser under the Servicing Agreement to enforce the obligations of the Servicer, including, without limitation, in the case of the Trustee, the enforcement of remedies with respect to representations and warranties made by the Servicer in the Servicing Agreement, and shall, in the case of the Master Servicer, be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Serviced Loans. The Servicer shall look solely to the Trust Fund for performance of any obligations of the Purchaser under the Servicing Agreement and the Trust Fund hereby assumes such obligations. All references to the Purchaser under the Servicing Agreement insofar as they relate to the Serviced Loans, shall be deemed to refer to the Trust Fund. The Servicer shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement, which amendment, modification, waiver or other alteration would in any way materially affect the Serviced Loans or the Servicer's performance under the Servicing Agreement with respect to the Serviced Loans or which would materially and adversely affect the interests of the Certificateholders in the Serviced Loans without the prior written consent of the Trustee and the Master Servicer.

     (b) The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement as provided in Section 11.01 ("Events of Default") of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Purchaser under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights, the Depositor, Seller, Master Servicer and Trustee agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling Agreement. Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as Purchaser under the Servicing Agreement, to reimburse the Servicer for any costs or expenses shall be satisfied by the Servicer's reimbursement of such costs or expenses from the Custodial Account.

     (c) A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

                                   ARTICLE VI

                                   WARRANTIES

     The Seller and the Servicer mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

                                  ARTICLE VII

                                 REPRESENTATIONS

     The Servicer hereby represents and warrants for the benefit of the Depositor, the Trustee and the Trust Fund, that the representations and warranties set forth in Article X ("Representations and Warranties of Servicer") of the Servicing Agreement are true and correct as of December 27, 2006 (the "Reconstitution Date"), as if such representations and warranties were made on such date.

                                  ARTICLE VIII

                                   ASSIGNMENT

     The Servicer hereby acknowledges that the rights of the Seller as Purchaser under the Purchase Agreement and the Servicing Agreement with respect to the Serviced Loans are hereby assigned to the Depositor, and such rights are being assigned by the Depositor to the Trustee on behalf of the Trust Fund as of the Reconstitution Date. In addition, the Trust Fund has made, or intends to make, a REMIC election. The Servicer hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

                                   ARTICLE IX

                                  FULL RELEASE

     The parties hereto acknowledge and agree that in connection with the foregoing, the Seller is hereby fully released from all obligations to the Servicer under the Servicing Agreement with respect to the Serviced Loans.

                                   ARTICLE X

                             NOTICES AND REMITTANCES

     (a) All notices, consents, certificates, reports and certifications (collectively, "Written Information") required to be delivered to the Purchaser under the Servicing Agreement with respect to the Serviced Loans and under this Agreement shall be delivered to the Master Servicer at the following address:

                      Wells Fargo Bank, N.A.
                      P.O. Box 98
                      Columbia, Maryland 21046
                      Attention: Corporate Trust Group, Luminent 2006-7 (or in the case of overnight deliveries, 9062 Old Annapolis Road
                      Columbia, Maryland 21045)
                      Telephone: (410) 884-2000
                      Facsimile: (410) 715-2380

     (b) All amounts required to be remitted or distributed by the Servicer to the Purchaser under the Servicing Agreement with respect to the Serviced Loans and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

                       Wells Fargo Bank, N.A.
                       ABA#: 121-000-248
                       Account Name: SAS CLEARING
                       Account Number: 3970771416
                       For further credit to: Luminent 2006-7, Account #50974400

     (c) All Written Information required to be delivered to the Trustee under the Servicing Agreement with respect to the Serviced Loans and under this Agreement shall be delivered to the Trustee at the following address:

                       HSBC Bank USA, National Association
                       452 Fifth Avenue
                       New York, New York 10018
                       Attention: Trustee Luminent Mortgage Trust 2006-7

     (d) All Written Information required to be delivered to the Depositor under the Servicing Agreement with respect to the Serviced Loans and under this Agreement shall be delivered to the Depositor at the following address:

                       Lares Asset Securitization, Inc.
                       101 California St., 13th Floor
                       San Francisco, California 94111
                       Attention:  Christopher Zyda
                       Telephone:  (415) 217-4500
                       Facsimile:  (415) 217-4518

     (e) All demands, notices and communications required to be delivered to the Servicer under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

                       American Home Mortgage Servicing, Inc.
                       4600 Regent Blvd, Suite 200
                       Irving, Texas 75063
                       Attention:  David Friedman
                       Fax:  (866) 841-2568

                       with a copy to:

                       American Home Mortgage Servicing, Inc.
                       538 Broadhollow Road
                       Melville, New York 11747
                       Attention:  Alan Horn, General Counsel
                       Fax:  (800) 209-7276



                                   ARTICLE XI

                                  GOVERNING LAW

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ARTICLE XII

                                    AMENDMENT

     The parties hereto hereby acknowledge and agree that the Servicing Agreement shall not be amended without the consent of the Seller, in respect of any amendments that affect the Serviced Loans thereunder.

                                  ARTICLE XIII

                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                                  ARTICLE XIV

                                 RECONSTITUTION

     The Servicer and the Seller agree that this Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that December 27, 2006 is the Reconstitution Date.

                                   ARTICLE XV

                           LIMITED ROLE OF THE TRUSTEE

     The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.



                                  ARTICLE XVI

                             THIRD PARTY BENEFICIARY

     For purposes of this Agreement, the Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

     IN WITNESS WHEREOF, the Servicer, the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                            AMERICAN HOME MORTGAGE
                            SERVICING, INC., as Servicer

                            By: /s/ Stephen A. Hozie
                                --------------------
                            Name:  Stephen A. Hozie
                            Title: Executive Vice President & Chief Financial
                                   Officer


                            MAIA MORTGAGE FINANCE STATUTORY
                            TRUST, as Seller

                            By: /s/ Christopher J. Zyda
                                -----------------------
                            Name   Christopher J. Zyda
                            Title: Trustee & President


                            LARES ASSET SECURITIZATION, INC., as
                            Depositor

                            By: /s/ S. Trezevant Moore
                                ----------------------
                            Name:  S. Trezevant Moore
                            Title: President


                            WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator

                            By: /s/ Amy Doyle
                                -------------
                            Name:  Amy Doyle
                            Title: Vice President
Agreed to and Acknowledged By:

HSBC BANK USA, NATIONAL ASSOCIATION
not in its individual capacity, but solely as Trustee for Luminent Mortgage Trust 2006-7 under the Pooling
Agreement

By:    /s/ Elena Zheng
       ---------------
Name:  Elena Zheng
Title: Assistant Vice President

                                   EXHIBIT ONE

                    Modifications to the Servicing Agreement
                    ----------------------------------------

     The Servicer and Seller hereby amend the Servicing Agreement with respect to the Serviced Loans as follows:

     (a) A new definition of "Business Day" is hereby added to Section 1.01 immediately following the definition of "Best's" to read as follows:

          Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota, the State of New York or the State of Texas are authorized or obligated by law or executive order to be closed.

     (b) A new definition of "First  Remittance Date" is hereby added to Section
1.01 immediately following the definition of "Fidelity Bond" to read as follows:

          First Remittance Date: January 18, 2007.

     (c) A new definition of "Master Servicer" is hereby added to Section 1.01 immediately following the definition of "Liquidation Proceeds" to read as follows:

          Master Servicer: Wells Fargo Bank, N.A. and its successors and assigns in its capacity as master servicer.

     (d) A new definition of "Monthly Advance" is hereby added to Section 1.01 immediately following the definition of "Liquidation Proceeds" to read as follows

     Monthly  Advance:  The portion of each Monthly  Payment that is  delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to
     Section 3.03 on the Business Day immediately preceding the Remittance Date of the related month; provided, for the purpose of clarification, that the Servicer shall not be required to make a Monthly Advance for any payments of principal or interest with respect to a reduction in the value of a Mortgage Note upon the order of a bankruptcy court of competent jurisdiction.

     (e) A new definition of "Nonrecoverable Advance" is hereby added to Section
1.01 immediately following the definition of "Mortgaged Property" to read as follows:

     Nonrecoverable Advance: Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Monthly Advance or Servicing Advance, would not ultimately be recoverable from collections on such Mortgage Loan, Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds or other amounts received with respect to such Mortgage Loan or REO Property as provided herein.

                                  Exhibit One-1

     (f) The reference to "70 Fed. Reg. 1506-1631" in the definition of Regulation AB in Section 1.01 is hereby amended to read "70 Fed. Reg. 1506-1531".

     (g) In respect of the provisions of Article II of this Agreement regarding the repurchase of Mortgage Loans that are made "pursuant to Section 9 of the Purchase Agreement", any such repurchase by the Servicer shall not be made "at the Purchaser's option" (as stated in the Purchase Agreement).

     (h) Section 2.04 ("Establishment of and Deposits to Custodial Account") is hereby amended by deleting the text "Barclays Bank PLC as Purchaser of Mortgage Loans and various Mortgagors" replacing such text with "Luminent Mortgage Trust 2006-7."

     (i) Section 2.05 ("Permitted Withdrawals from Custodial Account") is hereby amended by adding a new paragraph (iii) as follows, and by renumbering the subsequent paragraphs in Section 2.05 accordingly:

          (i) "(iii) to reimburse itself for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Monthly Advance (other than Nonrecoverable Advances) being limited to amounts received on the related Mortgage Loans which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan pursuant to Article II of this Agreement, the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the repurchase price pursuant to Subsection 9.03 or Subsection
     9.04 of the Purchase Agreement and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans;"

     (j) Section 2.06 ("Establishment of and Deposits to Escrow Accounts") is hereby amended by deleting the text "Barclays Bank PLC as Purchaser of Mortgage Loans and various Mortgagors" replacing such text with "Luminent Mortgage Trust 2006-7."

     (k) Two new paragraphs are inserted immediately following the second paragraph of Section 2.08 ("Payment of Taxes, Insurance and Other Charges; Tax Service Contracts") as follows:

          Serviced Loans with an LTV =>75% and =<80% as noted on Exhibit Two of the Reconstitution Agreement will be covered by the master lender-paid private mortgage insurance policy issued to the Servicer by Triad Guaranty Insurance Corporation ("Triad"), effective November 1, 2006 (the "Triad Policy"). The Servicer shall not take any action that would result in non-coverage under the Triad Policy which, but for the actions of the Servicer, would have been covered thereunder. In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trust Fund, claims to Triad under such policy in a timely fashion in accordance with the terms of such policy and, in this regard, to take such action as shall be necessary to permit recovery under such policy respecting a defaulted serviced loan. Any amounts collected by the Servicer under such policy shall be deposited in the Custodial Account,

                                  Exhibit One-2
     subject to withdrawal pursuant to Section 2.05 (as if such funds related to a Primary Insurance Policy).

          The Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy.

          The first monthly premium remittance under the Triad Policy is due on December 15, 2006, and subsequent monthly premium remittances are due on the 15th of each month thereafter. The monthly premium remittances due on December 15, 2006 and January 15, 2007 shall be paid to Triad by the Servicer, and the remittance rate for these remittances only shall be further reduced by the premium for the Triad Policy, which shall be equal to 1/12th of 0.48% times the aggregate principal balance of the covered Mortgage Loans.

          For the period of coverage under the Triad Policy beginning on January 1, 2007 and continuing thereafter, the Servicer shall assign and transfer its rights, benefits and privileges under the Triad Policy to the Trust, and the Master Servicer shall remit the monthly applicable premiums due to Triad under the Triad Policy for such period pursuant to the Pooling Agreement.

     (l) Section 2.15 ("Title, Management and Disposition of REO Property") is hereby amended by deleting the fourth paragraph and replacing it with the following:

          The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless the Servicer obtains an extension from the IRS or provides an Opinion of Counsel that continuing to hold such property will not result in an Adverse REMIC Effect.

     (m) Section 2.17 ("Real Estate Owned Reports") is hereby amended by deleting "in the form of Exhibit 6 hereto" and replacing such text with "in such form as may be agreed to by the Servicer and the Purchaser".

     (n) With the exception of the final three paragraphs of Section 3.02 ("Statements to Purchaser"), Article III ("Payments to Purchaser") is hereby amended by replacing each reference to " Purchaser" with "Master Servicer".

     (o) The final paragraph of Section 3.02 ("Statements to Purchaser"), is hereby amended by replacing each reference to " Purchaser" with " Purchaser and Master Servicer".

     (p) The second sentence in Section 3.03 ("Advances by Servicer") is hereby amended by inserting the following text immediately after the "Mortgage Loans": provided, however, that any such advance obligation under this Section 3.03 shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loans are Nonrecoverable Advances, as evidenced by an Officer's Certificate delivered to the Purchaser and the Master Servicer by the Servicer.

                                  Exhibit One-3

     (q) Section 4.04 ("Annual Statement as to Compliance") is hereby deleted in its entirety.

     (r)  Section  4.05  ("Annual  Independent  Public  Accountants'   Servicing
Report") is hereby deleted in its entirety.

     (s) The first sentence of Section 4.09 ("Subservicing") is hereby deleted in its entirety.

     (t) Article VI ("Termination") is hereby amended by replacing each reference to "Purchaser" or "Purchasers" with "Master Servicer".

     (u) Section 6.05 ("Termination without Cause") is hereby deleted in its entirety.

     (v) Section 8.01 ("Indemnification") is hereby amended as follows:

          (i) The reference to the "Purchaser" in the first paragraph is hereby amended to read "Purchaser and the Master Servicer".

          (ii) The reference to Purchase Agreement in the third paragraph is hereby deleted and replaced with "Servicing Agreement".

          (iii) By adding "or any Mortgage Loan" at the end of the fist sentence of the third paragraph.

     (w) Section 8.03 ("Limitation on Resignation and Assignment by Servicer") is hereby amended by replacing the each reference to "the Purchaser" with "the Master Servicer".

     (x) Section 8.04 ("Assignment by Purchaser") is hereby amended by replacing the each reference to " the Purchaser" with "the Master Servicer".

     (y) Section 8.06 ("Successor to the Servicer") is hereby amended as follows:

          (i) by replacing each reference to the "Purchaser" in the first paragraph with "the Master Servicer"; and

          (ii) by replacing each reference to the "Purchaser" in the second paragraph with "the Master Servicer and the Trustee.

     (z) Section 11.01 ("Events of Default") is hereby amended by replacing each reference to "the Purchaser" with "the Master Servicer".

     (aa) Section 11.02 ("Waiver of Defaults") is hereby amended by replacing the reference to "the Purchaser" with "the Master Servicer".

     (bb) The text of Section 12.03 ("Entire Agreement; Amendment") is hereby deleted and replaced with the following:

                                  Exhibit One-4

          This Agreement may be amended only by written agreement signed by the Servicer, the Depositor, the Master Servicer and the Trustee. The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) Servicer has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the certificateholders in the Serviced Loans.

     (cc) Article XIII ("Indemnification and Assignment") is hereby amended by inserting ", the Master Servicer" immediately following each reference to the "Purchaser"

     (dd) Paragraph (d) of Section 13.03 ("Information to be Provided by the Servicer") is hereby deleted in its entirety and replaced with the following:

     (d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide commercially reasonable notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) to the extent the Master Servicer does not already have knowledge, any Event of Default under the terms of this Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

     (ee) Paragraph (e) of Section 13.03 ("Information to be Provided by the Servicer") is hereby amended by inserting the words ", any Master Servicer" immediately following each reference to "the Purchaser".

     (ff) Paragraph (f) of Section 13.03 ("Information to be Provided by the Servicer") is hereby amended by deleting the text immediately following "other Provisions of this Agreement," and replacing such text with the following:

     not  later  than  ten days  prior to the  deadline  for the  filing  of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the
     Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                                  Exhibit One-5

               (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

               (ii)  material   breaches  of  pool  asset   representations   or
          warranties or transaction  covenants  (Item  1121(a)(12) of Regulation
          AB); and

               (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

     (gg) A new paragraph is added to Section 13.03 ("Information to be Provided by the Servicer") as follows:

          "(g) The Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder as may be reasonably requested by the Purchaser, any Master Servicer or any Depositor."

     (hh) Section 13.05 ("Report on Assessment of Compliance and Attestation") is hereby amended as follows:

          (i) The final sentence of section (a)(i) is amended to read: "Such report shall be addressed to the Purchaser, the Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Applicable Servicing Criteria specified on Exhibit 12 hereto delivered to the Purchaser at the time of any Securitization Transaction."

          (ii) section (a)(iv) is amended to read: "deliver and cause each Subservicer and Subcontractor described in clause (iii) to provide, to the Purchaser, any Master Servicer any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a 14(d) and 15d 14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes Oxley Act of 2002) on behalf of an asset backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit 11.

     (ii) The first sentence of paragraph (a) of Section 13.06 ("Use of Subservicers and Subcontractors") is amended to read: "It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Master Servicer or any Depositor in respect of the utilization of any Subservicer."

                                  Exhibit One-6

     (jj) The last sentence of paragraph (b) of Section 13.06 ("Use of Subservicers and Subcontractors") is hereby amended by inserting "and other certifications" immediately following "attestation".

     (kk) The reference to "Sections 13.02,  13.03(c) and (e), 13.04,  13.05 and
13.07 of this Agreement" is hereby deleted and replaced with "Sections 13.02, 13.03(c), (e), (f) and (g), 13.04, 13.05 and 13.07 of this Agreement".

     (ll) Section 13.07 ("Indemnification; Remedies") is hereby amended as follows:

          (i) the reference to "each Person" in paragraph (a) is replaced with "each Person (including, but not limited to, any Master Servicer)"

          (ii) the reference to "employees and agents" in paragraph (a) is replaced with "employees, agents and affiliates"

          (iii) the   text  "(each,   an   "Indemnified   Party")"  is  inserted
     immediately following the reference to "the foregoing and of the Depositor"

          (iv)  the text  "breach by the Servicer of its  obligations under this
     Article XIII, including particularly any" is inserted immediately following the first word "any" in paragraph (a)(ii).

          (v)   new language is hereby inserted immediately following  paragraph
     (a)(iii) as follows:

          "; or (iv) the negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Article XIII."

          If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

          (vi)   A new final paragraph is added to paragraph (a) as follows:

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          (vii) the following text is inserted immediately following "any compensation to the Servicer" in paragraph (b)(i): "(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction)"

          (viii) the reference to ten calendar days in paragraph (b)(ii) is replaced with "five (5) calendar days"

                                  Exhibit One-7

          (ix) the text "(notwithstanding any other provision of this Agreement or any Reconstitution Agreement to the contrary)" is inserted in paragraph
     (b)(ii) immediately following the word "Default".

     (mm) Exhibit 6 is hereby deleted in its entirety and replaced with Exhibit 4 hereto.

     (nn) References to Exhibit 7 are hereby deleted and replaced with "Section 3 of Exhibit 6".

     (oo) References to Exhibit 8 are hereby deleted and replace with "Section 1 of Exhibit 6".

     (pp) The  reference  to "such  five-Business  Day period" in paragraph 2 of
Exhibit 10 ("Special Foreclosure Rights Provisions") is hereby deleted and replaced with "a five-Business Day period".

     (qq) The reference to "five Business Days" in paragraph 3 of Exhibit 10 ("Special Foreclosure Rights Provisions") is hereby deleted and replaced with "three Business Days".

     (rr) A new sentence is hereby added to the end of paragraph 7 of Exhibit 10 ("Special Foreclosure Rights Provisions") as follows: "The Master Servicer will have no duty or responsibility to master service any such Mortgage Loans."

     (ss) A signature block is hereby added to the end of Exhibit 10 ("Special Foreclosure Rights Provisions") following the lost paragraph as follows:

                  "Date: __________

                  By:    __________

                  Name:

                  Title: "

     (tt) With the exception of the corresponding box for item 1122(d)(1)(iii) on Exhibit 12 ("Servicing Criteria to be Addressed in Assessment of Compliance") an "X" is placed in all boxes under the column "Applicable Servicing Criteria".








                                  Exhibit One-8

                                   EXHIBIT TWO

                             List of Serviced Loans
                             ----------------------

 (To be retained in a separate closing binder entitled "Luminent 2006-7 Mortgage
      Loan Schedule" at the Washington DC office of Hunton & Williams LLP)






































                                  Exhibit Two-1

                                  EXHIBIT THREE

                               Servicing Agreement
                               -------------------

  (As retained on file with the Washington DC office of Hunton & Williams LLP)







































                                 Exhibit Three-1

                                  EXHIBIT FOUR





                                    Exhibit E
                                    ---------

                                    Section 1

                     Standard File Layout - Master Servicing


---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
      Column Name                             Description                              Decimal         Format Comment       Max Size
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SER_INVESTOR_NBR       A value assigned by the Servicer to define a group of loans.            Text up to 10 digits            20
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
LOAN_NBR               A unique identifier assigned to each loan by the investor.              Text up to 10 digits            10
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERVICER_LOAN_NBR      A unique number assigned to a loan by the Servicer.  This may           Text up to 10 digits            10
                       be different than the LOAN_NBR.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
BORROWER_NAME          The borrower name as received in the file.  It is not separated         Maximum length of 30            30
                       by first and last name.                                                 (Last, First)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SCHED_PAY_AMT          Scheduled monthly principal and scheduled interest payment that    2    No commas(,) or dollar signs    11
                       a borrower is expected to pay, P&I constant.                            ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
NOTE_INT_RATE          The loan interest rate as reported by the Servicer.                4    Max length of 6                  6
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
NET_INT_RATE           The loan gross interest rate less the service fee rate as          4    Max length of 6                  6
                       reported by the Servicer.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_FEE_RATE          The servicer's fee rate for a loan as reported by the Servicer.    4    Max length of 6                  6
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_FEE_AMT           The servicer's fee amount for a loan as reported by the            2    No commas(,) or dollar signs    11
                       Servicer.                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
NEW_PAY_AMT            The new loan payment amount as reported by the Servicer.           2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
NEW_LOAN_RATE          The new loan rate as reported by the Servicer.                     4    Max length of 6                  6
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
ARM_INDEX_RATE         The index the Servicer is using to calculate a forecasted          4    Max length of 6                  6
                       rate.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
ACTL_BEG_PRIN_BAL      The borrower's actual principal balance at the beginning of        2    No commas(,) or dollar signs    11
                       the processing cycle.                                                   ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
ACTL_END_PRIN_BAL      The borrower's actual principal balance at the end of the          2    No commas(,) or dollar signs    11
                       processing cycle.                                                       ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
BORR_NEXT_PAY_DUE_DATE The date at the end of processing cycle that the borrower's             MM/DD/YYYY                      10
                       next payment is due to the Servicer, as reported by Servicer.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------

                                 Exhibit Four-1

---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
      Column Name                             Description                              Decimal         Format Comment       Max Size
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_CURT_AMT_1        The first curtailment amount to be applied.                        2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_CURT_DATE_1       The curtailment date associated with the first curtailment              MM/DD/YYYY                      10
                       amount.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
CURT_ADJ_AMT_1         The curtailment interest on the first curtailment amount, if       2    No commas(,) or dollar signs    11
                       applicable.                                                             ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_CURT_AMT_2        The second curtailment amount to be applied.                       2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_CURT_DATE_2       The curtailment date associated with the second curtailment             MM/DD/YYYY                      10
                       amount.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
CURT_ADJ_AMT_2         The curtailment interest on the second curtailment amount, if      2    No commas(,) or dollar signs    11
                       applicable.                                                             ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_CURT_AMT_3        The third curtailment amount to be applied.                        2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SERV_CURT_DATE_3       The curtailment date associated with the third curtailment              MM/DD/YYYY                      10
                       amount.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
CURT_ADJ_AMT_3         The curtailment interest on the third curtailment amount, if       2    No commas(,) or dollar signs    11
                       applicable.                                                             ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
PIF_AMT                The loan "paid in full" amount as reported by the Servicer.        2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
PIF_DATE               The paid in full date as reported by the Servicer.                      MM/DD/YYYY                      10
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
ACTION_CODE            The standard FNMA numeric code used to indicate the                     Action Code Key;                 2
                       default/delinquent status of a particular loan.                         15=Bankruptcy,
                                                                                               30=Foreclosure, 60=PIF,
                                                                                               63=Substitution,
                                                                                               65=Repurchase, 70=REO
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
INT_ADJ_AMT            The amount of the interest adjustment as reported by the           2    No commas(,) or dollar signs    11
                       Servicer.                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SOLDIER_SAILOR_ADJ_AMT The Soldier and Sailor Adjustment amount, if applicable.           2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
NON_ADV_LOAN_AMT       The Non Recoverable Loan Amount, if applicable.                    2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
LOAN_LOSS_AMT          The amount the Servicer is passing as a loss, if applicable.       2    No commas(,) or dollar signs    11
                                                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SCHED_BEG_PRIN_BAL     The scheduled outstanding principal amount due at the beginning    2    No commas(,) or dollar signs    11
                       of the cycle date to be passed through to investors.                    ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SCHED_END_PRIN_BAL     The scheduled principal balance due to investors at the end of     2    No commas(,) or dollar signs    11
                       a processing cycle.                                                     ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SCHED_PRIN_AMT         The scheduled principal amount as reported by the Servicer for     2    No commas(,) or dollar signs    11
                       the current cycle -- only applicable for Scheduled/Scheduled            ($)
                       Loans.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
SCHED_NET_INT          The scheduled gross interest amount less the service fee amount    2    No commas(,) or dollar signs    11
                       for the current cycle as reported by the Servicer -- only               ($)
                       applicable for Scheduled/Scheduled Loans.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
ACTL_PRIN_AMT          The actual principal amount collected by the Servicer for the      2    No commas(,) or dollar signs    11
                       current reporting cycle -- only applicable for Actual/Actual            ($)
                       Loans.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
ACTL_NET_INT           The actual gross interest amount less the service fee amount       2    No commas(,) or dollar signs    11
                       for the current reporting cycle as reported by the Servicer --          ($)
                       only applicable for Actual/Actual Loans.
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
PREPAY_PENALTY_AMT     The penalty amount received when a borrower prepays on his loan    2    No commas(,) or dollar signs    11
                       as reported by the Servicer.                                            ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
PREPAY_PENALTY_WAIVED  The prepayment penalty amount for the loan waived by the           2    No commas(,) or dollar signs    11
                       servicer.                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
MOD_DATE               The Effective Payment Date of the Modification for the loan.            MM/DD/YYYY                      10
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
MOD_TYPE               The Modification Type.                                                  Varchar - value can be alpha    30
                                                                                               or numeric
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------

                                 Exhibit Four-2

---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
      Column Name                             Description                              Decimal         Format Comment       Max Size
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------
DELINQ_P&I_ADVANCE_AMT The current outstanding principal and interest advances made by    2    No commas(,) or dollar signs    11
                       Servicer.                                                               ($)
---------------------- --------------------------------------------------------------- ------- ---------------------------- --------

































                                 Exhibit Four-3

                                    Exhibit E
                                    ---------

                                    Section 2

                  Standard File Layout - Delinquency Reporting

--------------------------- ---------------------------------------------------------------- ------- -------------------------------
   Column/Header Name                         Description                                    Decimal          Format Comment
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
SERVICER_LOAN_NBR           A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LOAN_NBR                    A unique identifier assigned to each loan by the originator.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
CLIENT_NBR                  Servicer Client Number
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
SERV_INVESTOR_NBR           Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BORROWER_FIRST_NAME         First Name of the Borrower.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BORROWER_LAST-NAME          Last name of the borrower.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
PROP_ADDRESS                Street Name and Number of Property
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
PROP_STATE                  The state where the property located.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
PROP_ZIP                    Zip code where the property is located.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BORR_NEXT_PAY_DUE_DATE      The date that the borrower's next payment is due to the servicer         MM/DD/YYYY
                            at the end of processing cycle, as reported by Servicer.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LOAN_TYPE                   Loan Type (i.e. FHA, VA, Conv)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BANKRUPTCY_FILED_DATE       The date a particular bankruptcy claim was filed.                        MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BANKRUPTCY_CHAPTER_CODE     The chapter under which the bankruptcy was filed.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BANKRUPTCY_CASE_NBR         The case number assigned by the court to the bankruptcy filing.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
POST_PETITION_DUE_DATE      The payment due date once the bankruptcy has been approved by            MM/DD/YYYY
                            the courts
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
BANKRUPTCY_DCHRG_DISM_DATE  The Date The Loan Is Removed From Bankruptcy.  Either by                 MM/DD/YYYY
                            Dismissal, Discharged and/or a Motion For Relief Was Granted.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LOSS_MIT_APPR_DATE          The Date The Loss Mitigation Was Approved By The Servicer                MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LOSS_MIT_TYPE               The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LOSS_MIT_EST_COMP_DATE      The Date The Loss Mitigation /Plan Is Scheduled To End/Close             MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LOSS_MIT_ACT_COMP_DATE      The Date The Loss Mitigation Is Actually Completed                       MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FRCLSR_APPROVED_DATE        The date DA Admin sends a letter to the servicer with                    MM/DD/YYYY
                            instructions to begin foreclosure proceedings.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
ATTORNEY_REFERRAL_DATE      Date File Was Referred To Attorney to Pursue Foreclosure                 MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FIRST_LEGAL_DATE            Notice of 1st legal filed by an Attorney in a Foreclosure Action         MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FRCLSR_SALE_EXPECTED_DATE   The date by which a foreclosure sale is expected to occur.               MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------

                                 Exhibit Four-4

--------------------------- ---------------------------------------------------------------- ------- -------------------------------
   Column/Header Name                         Description                                    Decimal          Format Comment
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FRCLSR_SALE_DATE            The actual date of the foreclosure sale.                                 MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FRCLSR_SALE_AMT             The amount a property sold for at the foreclosure sale.              2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
EVICTION_START_DATE         The date the servicer initiates eviction of the borrower.                MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
EVICTION_COMPLETED_DATE     The date the court revokes legal possession of the property from         MM/DD/YYYY
                            the borrower.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LIST_PRICE                  The price at which an REO property is marketed.                      2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
LIST_DATE                   The date an REO property is listed at a particular price.                MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
OFFER_AMT                   The dollar value of an offer for an REO property.                    2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
OFFER_DATE_TIME             The date an offer is received by DA Admin or by the Servicer.            MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
REO_CLOSING_DATE            The date the REO sale of the property is scheduled to close.             MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
REO_ACTUAL_CLOSING_DATE     Actual Date Of REO Sale                                                  MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
OCCUPANT_CODE               Classification of how the property is occupied.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
PROP_CONDITION_CODE         A code that indicates the condition of the property.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
PROP_INSPECTION_DATE        The date a property inspection is performed.                             MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
APPRAISAL_DATE              The date the appraisal was done.                                         MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
CURR_PROP_VAL               The current "as is" value of the property based on brokers price     2
                            opinion or appraisal.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
REPAIRED_PROP_VAL           The amount the property would be worth if repairs are completed      2
                            pursuant to a broker's price opinion or appraisal.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
If applicable:
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
DELINQ_STATUS_CODE          FNMA Code Describing Status of Loan
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
DELINQ_REASON_CODE          The circumstances which caused a borrower to stop paying on a loan.  Code indicates the reason why the loan is in default for this cycle.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
MI_CLAIM_FILED_DATE         Date Mortgage Insurance Claim Was Filed With Mortgage                    MM/DD/YYYY
                            Insurance Company.
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
MI_CLAIM_AMT                Amount of Mortgage Insurance Claim Filed                                 No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
MI_CLAIM_PAID_DATE          Date Mortgage Insurance Company Disbursed Claim Payment                  MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
MI_CLAIM_AMT_PAID           Amount Mortgage Insurance Company Paid On Claim                      2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
POOL_CLAIM_FILED_DATE       Date Claim Was Filed With Pool Insurance Company                         MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
POOL_CLAIM_AMT              Amount of Claim Filed With Pool Insurance Company                    2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
POOL_CLAIM_PAID_DATE        Date Claim Was Settled and The Check Was Issued By The Pool              MM/DD/YYYY
                            Insurer
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
POOL_CLAIM_AMT_PAID         Amount Paid On Claim By Pool Insurance Company                       2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_A_CLAIM_FILED_DATE Date FHA Part A Claim Was Filed With HUD                                 MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_A_CLAIM_AMT        Amount of FHA Part A Claim Filed                                     2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_A_CLAIM_PAID_DATE  Date HUD Disbursed Part A Claim Payment                                  MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_A_CLAIM_PAID_AMT   Amount HUD Paid on Part A Claim                                      2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------

                                 Exhibit Four-5

--------------------------- ---------------------------------------------------------------- ------- -------------------------------
   Column/Header Name                         Description                                    Decimal          Format Comment
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_B_CLAIM_FILED_DATE Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_B_CLAIM_AMT        Amount of FHA Part B Claim Filed                                     2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_B_CLAIM_PAID_DATE  Date HUD Disbursed Part B Claim Payment                                  MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
FHA_PART_B_CLAIM_PAID_AMT   Amount HUD Paid on Part B Claim                                      2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
VA_CLAIM_FILED-DATE         Date VA Claim Was Filed With the Veterans Admin                          MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
VA_CLAIM_PAID_DATE          Date Veterans Admin.  Disbursed VA Claim Payment                         MM/DD/YYYY
--------------------------- ---------------------------------------------------------------- ------- -------------------------------
VA_CLAIM_PAID_AMT           Amount Veterans Admin.  Paid on VA Claim                             2   No commas(,) or dollar signs($)
--------------------------- ---------------------------------------------------------------- ------- -------------------------------

























                                 Exhibit Four-6

Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

o   ASUM-       Approved Assumption
o   BAP-        Borrower Assistance Program
o   CO-         Charge Off
o   DIL-        Deed-in-Lieu
o   FFA-        Formal Forbearance Agreement
o   MOD-        Loan Modification
o   PRE-        Pre-Sale
o   SS-         Short Sale
o   MISC-       Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

o   Mortgagor
o   Tenant
o   Unknown
o   Vacant

The Property Condition field should show the last reported condition of the property as follows:

o   Damaged
o   Excellent
o   Fair
o   Gone
o   Good
o   Poor
o   Special Hazard
o   Unknown





                                 Exhibit Four-7

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

---------------------------------------------------------------------------
  Delinquency Code                       Delinquency Description
---------------------------------------------------------------------------
         001                  FNMA-Death of principal mortgagor
---------------------------------------------------------------------------
         002                  FNMA-Illness of principal mortgagor
---------------------------------------------------------------------------
         003                  FNMA-Illness of mortgagor's family member
---------------------------------------------------------------------------
         004                  FNMA-Death of mortgagor's family member
---------------------------------------------------------------------------
         005                  FNMA-Marital difficulties
---------------------------------------------------------------------------
         006                  FNMA-Curtailment of income
---------------------------------------------------------------------------
         007                  FNMA-Excessive Obligation
---------------------------------------------------------------------------
         008                  FNMA-Abandonment of property
---------------------------------------------------------------------------
         009                  FNMA-Distant employee transfer
---------------------------------------------------------------------------
         011                  FNMA-Property problem
---------------------------------------------------------------------------
         012                  FNMA-Inability to sell property
---------------------------------------------------------------------------
         013                  FNMA-Inability to rent property
---------------------------------------------------------------------------
         014                  FNMA-Military Service
---------------------------------------------------------------------------
         015                  FNMA-Other
---------------------------------------------------------------------------
         016                  FNMA-Unemployment
---------------------------------------------------------------------------
         017                  FNMA-Business failure
---------------------------------------------------------------------------
         019                  FNMA-Casualty loss
---------------------------------------------------------------------------
         022                  FNMA-Energy environment costs
---------------------------------------------------------------------------
         023                  FNMA-Servicing problems
---------------------------------------------------------------------------
         026                  FNMA-Payment adjustment
---------------------------------------------------------------------------
         027                  FNMA-Payment dispute
---------------------------------------------------------------------------
         029                  FNMA- Transfer of ownership pending
---------------------------------------------------------------------------
         030                  FNMA-Fraud
---------------------------------------------------------------------------
         031                  FNMA-Unable to contact borrower
---------------------------------------------------------------------------
         INC                  FNMA-Incarceration
---------------------------------------------------------------------------

                                 Exhibit Four-8

The FNMA Delinquent Status Code field should show the Status of Default as follows:

-------------------------------------------------------------------------
  Status Code                          Status Description
-------------------------------------------------------------------------
      09                   Forbearance
-------------------------------------------------------------------------
      17                   Pre-foreclosure Sale Closing Plan Accepted
-------------------------------------------------------------------------
      24                   Government Seizure
-------------------------------------------------------------------------
      26                   Refinance
-------------------------------------------------------------------------
      27                   Assumption
-------------------------------------------------------------------------
      28                   Modification
-------------------------------------------------------------------------
      29                   Charge-Off
-------------------------------------------------------------------------
      30                   Third Party Sale
-------------------------------------------------------------------------
      31                   Probate
-------------------------------------------------------------------------
      32                   Military Indulgence
-------------------------------------------------------------------------
      43                   Foreclosure Started
-------------------------------------------------------------------------
      44                   Deed-in-Lieu Started
-------------------------------------------------------------------------
      49                   Assignment Completed
-------------------------------------------------------------------------
      61                   Second Lien Considerations
-------------------------------------------------------------------------
      62                   Veteran's Affairs-No Bid
-------------------------------------------------------------------------
      63                   Veteran's Affairs-Refund
-------------------------------------------------------------------------
      64                   Veteran's Affairs-Buydown
-------------------------------------------------------------------------
      65                   Chapter 7 Bankruptcy
-------------------------------------------------------------------------
      66                   Chapter 11 Bankruptcy
-------------------------------------------------------------------------
      67                   Chapter 13 Bankruptcy
-------------------------------------------------------------------------


                                 Exhibit Four-9

                                    Exhibit E
                                    ---------

                                    Section 3

                   Calculation of Realized Loss/Gain Form 332


                                Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and/or resolution of any disputed items.

(i) The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:
------------------------------------

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.  Complete as applicable. Required documentation:

o For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

o For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

o    Other expenses - copies of corporate advance history showing all payments

o    REO repairs> $1500 require explanation

o    REO repairs >$3000 require evidence of at least 2 bids.

o Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

                                Exhibit Four-10

o    Unusual or extraordinary items may require further documentation.


13.    The total of lines 1 through 12.

(ii) Credits:
     -------

14-21. Complete as applicable. Required documentation:

o Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

o    Letter of Proceeds Breakdown.

o    Copy of EOB for any MI or gov't guarantee

o    All other credits need to be clearly defined on the 332 form


22. The total of lines 14 through 21.

Please Note: For HUD/VA loans,  use line (18a) for Part  A/Initial  proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)
-------------------------------------------

23. The total derived from subtracting line 22 from 13. If the amount represents a realized show the amount in parenthesis ( ).

















                                Exhibit Four-11

                   Calculation of Realized Loss/Gain Form 332



         Prepared by:                                    Date:
                      --------------------------              ------------------
         Phone:                                  Email Address:
               ---------------------------                     -----------------

        [Servicer Loan No.   ]   [Servicer Name   ]      [Servicer Address    ]
        [                    ]   [                ]      [                    ]
        [                    ]   [                ]      [                    ]
         --------------------     ----------------        --------------------

         WELLS FARGO BANK, N.A. Loan No.
                                         ---------------------------------------

         Borrower's Name:
                         -------------------------------------------------------
         Property Address:
                          ------------------------------------------------------

         Liquidation Type: REO Sale    3rd Party Sale    Short Sale   Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown    Yes     No
         If "Yes", provide deficiency or cram down amount
                                                          ----------------------

Liquidation and Acquisition Expenses:

(1) Actual Unpaid Principal Balance of Mortgage Loan         $               (1)
                                                              --------------

(2) Interest accrued at Net Rate                                             (2)
                                                              --------------

(3) Accrued Servicing Fees                                                   (3)
                                                              --------------

(4) Attorney's Fees                                                          (4)
                                                              --------------

(5) Taxes (see page 2)                                                       (5)
                                                              --------------

(6) Property Maintenance                                                     (6)
                                                              --------------

(7) MI/Hazard Insurance Premiums (see page 2)                                (7)
                                                              --------------

(8) Utility Expenses                                                         (8)
                                                              --------------

(9) Appraisal/BPO                                                            (9)
                                                              --------------

(10) Property Inspections                                                   (10)
                                                              --------------

(11) FC Costs/Other Legal Expenses                                          (11)
                                                              --------------

(12) Other (itemize)                                                        (12)
                                                              --------------
         Cash for Keys                                                      (12)
                                                              --------------

         HOA/Condo Fees                                                     (12)
                                                              --------------

         ---------------------------                                        (12)
                                                              --------------

         Total Expenses                                      $              (13)
                                                              --------------

Credits:
(14) Escrow Balance                                          $              (14)
                                                              --------------

(15) HIP Refund                                                             (15)
                                                              --------------

(16) Rental Receipts                                                        (16)
                                                              --------------

(17) Hazard Loss Proceeds                                                   (17)
                                                              --------------

                                Exhibit Four-12

(18) Primary Mortgage Insurance/Gov't Insurance HUD Part A                 (18a)
                                                              -------------

HUD Part B                                                                 (18b)
                                                              -------------

(19) Pool Insurance Proceeds                                                (19)
                                                              --------------

(20) Proceeds from Sale of Acquired Property                                (20)
                                                              --------------

(21) Other (itemize)                                                        (21)
                                                              --------------

---------------------------------------------------------
                                                              --------------

         Total Credits                                       $              (22)
                                                              --------------

Total Realized Loss (or Amount of Gain)                      $              (23)
                                                              --------------






















                                Exhibit Four-13

                           Escrow Disbursement Detail
                           --------------------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
      Type            Date Paid        Period of       Total Paid         Base           Penalties        Interest
   (Tax/Ins.)                          Coverage                          Amount
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

















                                Exhibit Three-1